Northwest Pipe Company

ACQUISITION OF ParkUSA



October 5, 2021

WWW.NWPIPE.COM

FORWARD LOOKING STATEMENTS

Statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on current expectations, estimates, and projections about the Company's business, management's beliefs, and assumptions made by management. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements as a result of a variety of important factors. While it is impossible to identify all such factors, those that could cause actual results to differ materially from those estimated by the Company include changes in demand and market prices for its products, product mix, bidding activity and order cancelations, timing of customer orders and deliveries, production schedules, price and availability of raw materials, excess or shortage of production capacity, international trade policy and regulations, changes in tariffs and duties imposed on imports and exports and related impacts on the Company, the Company's ability to identify and complete internal initiatives and/or acquisitions in order to grow its business, the Company's ability to effectively integrate Geneva and other acquisitions into its business and operations and achieve significant administrative and operational cost synergies and accretion to financial results, impacts of recent U.S. tax reform legislation on the Company's results of operations, adequacy of the Company's insurance coverage, operating problems at the Company's manufacturing operations including fires, explosions, inclement weather, and natural disasters, impacts of pandemics, epidemics, or other public health emergencies, such as coronavirus disease 2019, and other risks discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2020 and from time to time in its other Securities and Exchange Commission filings and reports. Such forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release. If the Company does update or correct one or more forward-looking statements, investors and others should not conclude that it will make additional updates or corrections with respect thereto or with respect to other forward-looking statements.

NON-GAAP MEASURES

The Company is presenting Adjusted EBITDA. This non-GAAP financial measure is provided to better enable investors and others to assess the Company's results and compare them with its competitors. This should be considered a supplement to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP.

STRATEGIC RATIONALE

1. **Opportunity to continue expansion into precast and adjacent water segments**
2. **Attractively positioned with a foothold in the Texas water market**
3. **Scalable product mix serves a diverse range of end markets**
4. **Strong historical financial performance with attractive growth prospects**
5. **Roll-out strategy introduces ParkUSA products to existing Northwest Pipe locations**



TRANSACTION SUMMARY

TARGET	Park Environmental Equipment, LLC ("ParkUSA")
TIMING	Transaction closed October 5, 2021
TOTAL CONSIDERATION	$87.4 million in cash consideration (net of acquired cash) Equates to ~6.2x 2020 Adjusted EBITDA
FINANCIALS	2020 Revenue: $66.5 million; Adjusted EBITDA : ~$14 million YTD 2021 revenue and profitability exceeding 2020
SYNERGIES	Revenue growth with product roll-out to Geneva and existing water transmission facilities
FINANCING	Sourced from new cash flow based credit facility with Wells Fargo Pro forma closing date leverage of approximately 1.9x EBITDA
IMPACT	Immediately accretive to earnings

ParkUSA OVERVIEW

- Technology leader in water infrastructure focused on precast concrete and steel fabrication based water products
- Founded in Houston, Texas in 1984 by the Eberly family
  - Key executives will remain in place
- Three Texas manufacturing facilities: Houston, Ferris, and San Antonio
- Stable, more transaction oriented revenue model with solid margin characteristics
- Solutions provider with strong brand reputation and customer relationships
- Approximately 280 employees at December 31, 2020 with annual revenues of $66.5 million

ParkUSA FOOTPRINT



CORPORATE HEADQUARTERS

LEGACY PLANTS

GENEVA PLANTS

PERMALOK PLANT

ParkUSA PLANTS

Houston



Dallas (Ferris)



San Antonio



UNIQUE PRODUCT MIX

Highly complementary mix to our existing precast business that expands into adjacent markets.

WATER DISTRIBUTION

Water management equipment and packages for potable fire, irrigation, and process water services.

WASTEWATER

Treatment solutions for grease, solids, oil, acidic and hazardous materials prohibited from public sewer discharge.

STORMWATER

Water management, removal, detention, and pretreatment from public and private properties.

PUMP SYSTEMS

Transfer water that cannot flow by gravity on its own and is sold under the 'Pump Trooper' brand

PROCESS PRODUCTS

Filtration equipment, oil/water separators, and blending/mixing equipment for municipalities and the oil/gas industry.


Rain Trooper

FURTHER EXPANSION INTO PRECAST & ADJACENT WATER SEGMENTS

STRATEGIC FOCUS – PRECAST RELATED

- Diversification from steel pressure pipe business
- Breadth of potential acquisition targets
- Highly focused on growth in the precast market since acquisition of Geneva in January 2020
- Success of Geneva transaction and broader strength in the water infrastructure market provides unique advantages for growth
- Strong financial performance
- Superior asset efficiency
- Strategic fit with core competencies

KEY ADVANTAGES OF PRECAST RELATED WATER MARKETS

- More diversified end markets and geographies
- Higher volume/less project driven revenue structure
- Stable earnings and attractive margins
- Scalable business model with faster cash conversion cycle
- Lower capital expenditure and working capital needs
- Continued platform for growth for Northwest Pipe (organic and through acquisitions)
- Adds scale and incremental value

COMPLEMENTS & FURTHER DIVERSIFIES PRODUCT MIX

NORTHWEST PIPE


Precast Concrete 17%
Steel Pressure Pipe 83%

2020 Sales: $289.5 [1] M

ParkUSA


Process Products 3%
Other 2%
Pump Systems 17%
Water Distribution 35%
Stormwater 21%
Wastewater 22%

2020 Sales: $66.5 M

PRO FORMA PRODUCT MIX [2]


Precast Related 32%
Steel Pressure Pipe 68%

Pro Forma: $356.0 M

1. *Note: Assumes full year of revenue in 2020 for Geneva Pipe and Precast.*
2. *All ParkUSA product revenue considered precast-related at pro forma level.*

DIVERSE END MARKETS

OVERVIEW OF ParkUSA'S KEY MARKETS

- Primarily serves the commercial construction market (and some residential projects)
  - U.S. commercial construction market: ~$194 billion of spend in 2020
  - Texas commercial construction market: ~$21 billion of spend in 2020
- Market includes virtually all schools, hospitals, restaurants, grocery stores, sports venues, warehouses, government buildings and others
- Products targeted towards situations where private water or wastewater service lines meet public service lines
  - High demand for specialized products that ensure effective and compliant water management

REVENUE BY END MARKET


Other 20%
Education 22%
Water Sewer 5%
Automotive 6%
Residential 15%
Medical 7%
Retail 8%
Office Warehouses 9%
Industrial 8%

FINANCING

Credit facility with Wells Fargo fully utilized at $125 million, including fully committed accordion.

- Cash flow structure superior to ABL for Company's growth strategy
- Loan provides flexibility to migrate to syndication with future growth
- Provides the Company ample liquidity for near-term operations
- Pro forma senior leverage ratio of ~1.9x EBITDA (loan covenant 3.0x)
- Loan balance to remain elevated in the short term
  - Expect continued working capital pressure due to steel pricing with some offset by accelerated cash cycle from ParkUSA
- Expect aggressive repayment will coincide with eventual softening in steel markets

PRODUCT SPREAD STRATEGY

- Begin where we already have production facilities; control production, low cost of entry
- Initial focus on wastewater products, stormwater, and water distribution
- Plans to emphasize cross-training across facilities
- Expansion would require retrofit of existing facilities from 2022-2024




PARK




PARK USA
A Northwest Pipe Company

October 5, 2021

WWW.NWPIPE.COM